EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


  MONSANTO COMPANY:

We hereby consent to the incorporation by reference in this Registration Statement of Monsanto Company on Form S-8 of our report dated February 26, 1999, incorporated by reference in your annual report on Form 10-K for the year ended December 31, 1998.



                                     /s/ DELOITTE & TOUCHE LLP

  Saint Louis, Missouri
  April 19, 1999